POWER OF ATTORNEY


     I hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities all Registration Statements, including Registration Statements on Forms N-1A, N-14 and S-6, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am now or will be in the future a Trustee or Officer (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of December, 1998.



/s/ MA Piret
Name:  Marguerite A. Piret, Trustee

                                POWER OF ATTORNEY


     I hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities all Registration Statements, including Registration Statements on Forms N-1A, N-14 and S-6, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am now or will be in the future a Trustee or Officer (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of December, 1998.



/s/ Stephen K. West
Name:  Stephen K. West

                                POWER OF ATTORNEY


     I hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities all Registration Statements, including Registration Statements on Forms N-1A, N-14 and S-6, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am now or will be in the future a Trustee or Officer (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of December, 1998.



/s/ John Winthrop
Name:  John Winthrop

                                POWER OF ATTORNEY


     I hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities all Registration Statements, including Registration Statements on Forms N-1A, N-14 and S-6, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am now or will be in the future a Trustee or Officer (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of December, 1998.



/s/ John A. Boynton
Name:  John A. Boynton

                                POWER OF ATTORNEY


     I hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities all Registration Statements, including Registration Statements on Forms N-1A, N-14 and S-6, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am now or will be in the future a Trustee or Officer (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of December, 1998.



/s/ John F. Cogan, Jr.
Name:  John F. Cogan, Jr.

                                POWER OF ATTORNEY


     I hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities all Registration Statements, including Registration Statements on Forms N-1A, N-14 and S-6, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am now or will be in the future a Trustee or Officer (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of December, 1998.



/s/ David D. Tripple
Name:  David D. Tripple

                                POWER OF ATTORNEY


     I hereby constitute and appoint John F. Cogan, Jr., Joseph P. Barri and John A. Boynton, and each of them acting singly, with full powers of substitution as my true and lawful attorneys and agents to execute in my name and on my behalf in any and all capacities all Registration Statements, including Registration Statements on Forms N-1A, N-14 and S-6, and any and all amendments thereto, filed by any of the Pioneer mutual funds of which I am now or will be in the future a Trustee or Officer (each a "Trust") with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Act of 1933, as amended (the "1933 Act"), with respect to the offering of the Trust's shares of beneficial interest, any other documents and papers relating thereto, and any and all other instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Trust to comply with the 1940 Act and/or the 1933 Act, the rules, regulations and requirements of the SEC and the corporate, securities or Blue Sky laws of any state or other jurisdiction, and I hereby ratify and confirm as my own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof.

         IN WITNESS WHEREOF, I have hereunto set my hand this 30th day of December, 1998.



/s/ Margaret BW Graham
Name:  Margaret B.W. Graham